                                                                                                                         Exhibit 4.1

                                                    SP ACQUISITION HOLDINGS, INC.
No. U-1                                          INCORPORATED UNDER THE LAWS OF THE                                  7,500,000 UNITS
                                                          STATE OF DELAWARE

              UNITS EACH CONSISTING OF ONE SHARE OF COMMON STOCK AND ONE WARRANT TO PURCHASE ONE SHARE OF COMMON STOCK

                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT SP ACQ LLC IS THE OWNER OF 7,500,000 UNITS. EACH UNIT ("UNIT") CONSISTS OF ONE (1) SHARE OF COMMON STOCK, PAR
VALUE $0.001 PER SHARE ("COMMON STOCK"), OF SP ACQUISITION HOLDINGS, INC., A DELAWARE CORPORATION (THE "CORPORATION"), AND ONE
WARRANT (EACH, A "WARRANT"). EACH WARRANT ENTITLES THE HOLDER TO PURCHASE ONE (1) SHARE OF COMMON STOCK FOR $7.50 PER SHARE (SUBJECT
TO ADJUSTMENT). THE COMMON STOCK AND WARRANT COMPRISING EACH UNIT REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY
PRIOR TO FIVE BUSINESS DAYS FOLLOWING THE EARLIER TO OCCUR OF THE EXPIRATION OF THE OVER-ALLOTMENT OPTION OF THE UNDERWRITERS OF THE
CORPORATION'S INITIAL PUBLIC OFFERING (THE "IPO") AND THE EXERCISE IN FULL BY THE UNDERWRITERS OF SUCH OPTION. THE TERMS OF THE
WARRANTS ARE GOVERNED BY A WARRANT AGREEMENT (THE "WARRANT AGREEMENT") BETWEEN THE CORPORATION AND ITS TRANSFER AGENT TO BE ENTERED
INTO UPON THE EFFECTIVENESS OF THE CORPORATION'S INITIAL PUBLIC OFFERING, AS AMENDED, RESTATED OR SUPPLEMENTED FROM TIME TO TIME,
AND ARE SUBJECT TO THE TERMS AND PROVISIONS CONTAINED THEREIN, ALL OF WHICH TERMS AND PROVISIONS THE HOLDER OF THIS CERTIFICATE
CONSENTS TO BY ACCEPTANCE HEREOF. COPIES OF THE WARRANT AGREEMENT WILL BE ON FILE AT THE OFFICE OF THE CORPORATION, AND WILL BE
AVAILABLE TO ANY WARRANT HOLDER ON WRITTEN REQUEST AND WITHOUT COST.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES
LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO
SUBJECT TO FORFEITURE AND ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO AN INITIAL FOUNDER'S SECURITIES PURCHASE AGREEMENT
DATED MARCH 22, 2007, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE
EXECUTED BY THE CORPORATION.

WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURE OF ITS DULY AUTHORIZED OFFICER.

DATED: MARCH 22, 2007

                                                    SP ACQUISITION HOLDINGS, INC.
                                                                                              ______________________________________
                                                           CORPORATE SEAL                                AUTHORIZED OFFICER

                                                              DELAWARE

====================================================================================================================================

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                      as tenants in common                Unif Gift Min Act -              ________ Custodian __________

TEN ENT                      tenants by the entireties                                            (Cust) (Minor)

                             as joint tenants with                                                Under Uniform Gifts to Minors Act:
                             right of survivorship and                                            ____________________
JT TEN                       not as tenants in common                                                    (State)

      Additional abbreviations may also be used though not in the above list.

                                                    SP ACQUISITION HOLDINGS, INC.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to the terms and conditions applicable to the securities underlying and comprising the shares.

FOR VALUE RECEIVED,                      HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________

____________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________________ ATTORNEY, TO
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED __________________                                          BY:
                                                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                                  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                  WHATEVER.